                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                        ______________________________

                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                     ____________________________________


     Date of report (Date of earliest event reported): September 26, 2001


                             CARDIAC SCIENCE, INC.
              (Exact Name of Registrant as Specified in Charter)


                                   Delaware
                (State or Other Jurisdiction of Incorporation)


               0-19567                           33-0465681
         (Commission File No.)      (IRS Employer Identification No.)


                             16931 Millikan Avenue
                               Irvine, CA 92606
             (Address of Principal Executive Offices and Zip Code)

              Registrant's telephone number, including area code:
                                (949) 587-0357
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ITEM 2.   Acquisition or Disposition of Assets.

     On September 26, 2001, Cardiac Science, Inc. (the "Company"), through a newly formed wholly-owned subsidiary, Cardiac Science Acquisition Corp. (the "Acquisition Subsidiary"), acquired Survivalink Corporation ("Survivalink"), a privately-held company that develops, manufactures, markets and supports automated external defibrillators. Survivalink's AEDS are intended for use by minimally trained rescuers in the treatment of sudden cardiac arrest.

     The acquisition was effected pursuant to a Second Amended and Restated Agreement and Plan of Merger (a copy of which is attached hereto as Exhibit 2.1, the "Merger Agreement"), dated as of August 3, 2001, by and among the Company, Survivalink, and the Acquisition Subsidiary. Pursuant to the Merger Agreement, Survivalink was merged into the Acquisition Subsidiary (the "Merger"), with the Acquisition Subsidiary being the surviving corporation.

     As consideration, the Survivalink shareholders received an aggregate of $10.50 million in cash, $25.8 million in senior secured promissory notes, and
18.15 million shares of Cardiac Science common stock. Five percent of the aggregate consideration will be held in a purchase price holdback escrow for one year following the merger. The source of funds for the $10.50 million in cash was a private placement of the Company's common stock to accredited large institutional investors.

     Prior to the Merger, Survivalink had no relationship with Cardiac Science or its officers or directors. The Company intends to continue to utilize Survivalink's assets in the manner in which they were used prior to the Merger.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Businesses Acquired

     Audited financial statements of Survivalink will be filed with the Securities and Exchange Commission (the "SEC") by amendment on Form 8-K/A on or before October 25, 2001.

     (b)  Pro Forma Financial Information

     Pro forma financial statements of Survivalink will be filed with the SEC by amendment on Form 8-K/A on or before October 25, 2001.

     (c)  Exhibits

     The following exhibits are filed herewith and incorporated herein by reference:

Exhibit Number      Description
--------------      -----------

     2.1 Second Amended and Restated Agreement and Plan of Merger (a copy of which is attached hereto as Exhibit 2.1, the "Merger Agreement"), dated as of August 3, 2001, by and among the Company, Survivalink, and the Acquisition Subsidiary.
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     99.1           Press Release entitled "Cardiac Science Completes
                    Survivalink(R) Acquisition -- Merger Establishes Cardiac Science as Major Player In The Rapidly Growing AED Market" dated September 27, 2001.



                                  Signature:

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


CARDIAC SCIENCE, INC.

By: /s/ Raymond W. Cohen
Raymond W. Cohen,
President and Chief Executive Officer

Dated: September 27, 2001